DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation: GIANT MOTORSPORTS, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

Section 1. Designation and Amount. The Shares of such series shall be designated as "Series A Convertible Preferred Stock" (the Series A Convertible Preferred Stock"), the par value thereof shall be $.001 per share and the number of shares constituting the Series A Convertible Preferred Stock shall be 5,000

3. Effective date of filing (optional): ______
(must not be later than 90 days after the certificate is filed)

4. Officer Signature: [signature]
Gregory A. Haehn, President and Chief Operating Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

GIANT MOTORSPORTS, INC.

CERTIFICATE OF DESIGNATION
OF
SERIES A CONVERTIBLE
PREFERRED STOCK

Section 2. Rank. With respect to dividend rights and rights on liquidation, winding-up and dissolution, the Series A Convertible Preferred Stock will rank: (i) senior to: (A) the common stock, par value $.001 per share (the "Common Stock") of the Corporation; (B) all other classes of common stock of the Corporation; and (C) each other class or series of preferred stock of the Corporation now or hereafter established by the Board of Directors (the "Board of Directors" or the "Board") of the Corporation, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series A Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Junior Stock"); (ii) on a parity with each other class or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series A Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Stock"); and (iii) junior to each class or series of preferred stock of the Corporation established hereafter by the Board, the terms of which class or series expressly provide that such class or series will rank senior to the Series A Convertible Preferred Stock as to dividend rights or rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Senior Stock").

Section 3. Dividends and Distributions.

(a) The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive dividends at the rate of $100.00 per share of the Series A Convertible Preferred Stock per annum, and no more, payable, at the option of the Corporation, in cash or, subject to Section 3(c), shares of Common Stock, provided that, the dividend rate shall be reduced to $70.00 per share of the Series A Convertible Preferred Stock per annum at such time as and for as long as shares of Common Stock issuable upon conversion of Series A Convertible Preferred Stock are covered by an effective registration statement. In addition to all other rights of the holders of shares of Series A Convertible Preferred Stock provided for in this Certificate of Designation, upon the occurrence of a Triggering Event (as defined below): (i), the Conversion Price shall be adjusted to an amount equal to 80% of the Conversion Price then in effect; and (ii) and until such Triggering Event has been terminated or has been cured, the then applicable dividend rate shall increase to $200.00 per share of the Series A Convertible Preferred

Stock per annum. "Triggering Event" means any default by the Corporation: (i) of its obligations as provided for in this Certificate of Designation; (ii) under the Subscription/Registration Rights Agreement between the Corporation and the initial holders of the Series A Convertible Preferred Stock, except for a default resulting from a breach of a representation or warranty therein which is not or does not become a material default under such Subscription/Registration Rights Agreement; (iii) of any obligation of indebtedness or financing of the Corporation in excess of $250,000 or under any documents or instruments evidencing or relating to any such indebtedness or financing; provided, however, the provisions of this clause (iii) shall not be applicable with respect to (a) a Secured Promissory Note and Commercial Security Agreement with King's Motorsports, Inc. (the "Kings Note") as in effect on the date hereof, unless King's Motorsports, Inc. accelerates or makes a demand for payment for all or a portion of the principal amount due under the King's Note or (b) a certain loan provided to the Corporation by HSK Funding , Inc. on April 20, 2004, in the outstanding principal amount of $250,000 as of the date hereof; or (iv) under any contract material to the Corporation (including, without limitation, contracts relating to the Corporation's business, assets, operations or finances) to which the Corporation is a party.

(b) Dividends shall accrue and be payable semi-annually, in arrears, on the first day of March and September in each year, beginning March 2006 (each, a "Dividend Payment Date"). The Board of Directors may fix a record date for the determination of holders of shares of Series A Convertible Preferred Stock entitled to receive a payment of a dividend declared thereon, which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof.

(c) Notwithstanding anything herein to the contrary, the Corporation may elect to pay dividends on the Series A Convertible Preferred Stock in shares of Common Stock if (i) the Corporation provides written notice of such election to the holders of Series A Convertible Preferred Stock at least ten (10) business days prior to the respective Dividend Payment Date and (ii) the Common Stock is covered by an effective registration statement on the Dividend Payment Date. Upon delivery of a written notice stating that a dividend will be paid in shares of Common Stock, such election shall be irrevocable unless the conditions to such election are not satisfactory on the Dividend Payment Date. In the event that the Corporation elects to make a dividend payment in shares of Common Stock, the number of shares of Common Stock issuable as payment of such dividend shall be determined by dividing the total amount of dividends due by an amount equal to 92.5% of the "Fair Market Value" of the Common Stock. For purposes of this Section 3 (c) "Fair Market Value" shall mean the volume weighted average price on any given day) of the Common Stock as reported by Bloomberg for the ten (10) day trading period ending on the fifth (5th) business day prior to the Dividend Payment Date. In the event of payment of dividends in shares of Common Stock, the Corporation shall issue a full share in lieu of the issuance of the fractional share based upon the Fair Market Value of such fractional shares.

Section 4. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series A

Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, a sum in cash equal to $1,000.00 per share (the "Liquidation Preference"), together with an amount equal to the dividends accrued and unpaid thereon (whether or not declared) to the date of final distribution to such holders, without interest, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Stock; provided, however, that such rights shall accrue to the holders of Series A Convertible Preferred Stock only if the Corporation's payments with respect to the liquidation preference of the holders of Senior Stock are fully met. After the liquidation preferences of the Senior Stock are fully met, the entire assets of the Corporation available, for distribution shall be distributed ratably among the holders of the Series A Convertible Preferred Stock and any Parity Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the accrued and unpaid dividends and the Liquidation Preference of the shares of Series A Convertible Preferred Stock as provided in this Section 4, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. At the option of the holder, a consolidation or merger of the Corporation with another corporation in which the Corporation is not the surviving entity, or a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

Section 5. No Sinking Fund.

The shares of Series A Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

Section 6. Conversion.

(a) Each holder of the Series A Convertible Preferred Stock shall have the right to convert the Series A Convertible Preferred Stock, at any time, from time to time, in whole or in part into shares of Common Stock in accordance with this Section 6. Each share of Series A Convertible Preferred Stock shall be convertible at the Corporation's office into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate (as hereinafter defined), in effect at the time of conversion. The "Conversion Rate" shall be equal to a fraction, (i) the numerator of which is equal to the Liquidation Preference plus accrued and unpaid dividends through the Conversion Date and (ii) the denominator is $0.50, as may be adjusted in accordance with this Section 6 (the "Conversion Price"). The right of the holders of Series A Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purposes to the Corporation or its agent, as provided above, certificates representing the shares of Series A Convertible Preferred Stock to be converted, duly endorsed in blank or accompanied by proper instruments of transfer and a notice of conversion. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series A

Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(b) Provided that the Conditions to Conversion at Company's Election (as hereinafter defined) are satisfied, the Company shall have the right, in its sole discretion, to require that all of the outstanding shares of Series A Convertible Preferred Stock be converted into shares of Common Stock in accordance with this Section 6 (the "Company's Conversion Election"). Each share of Series A Convertible Preferred Stock shall be convertible into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, in effect at the time of conversion. The Company shall exercise its right to Company's Conversion Election by filing with the United States Securities and Exchange Commission (the "SEC") a Current Report on Form 8-K ("Form 8-K") which includes (as part of the report or as an exhibit thereto) an election notice which indicates (x) that the Company has elected to exercise the Company's Conversion Election and (y) the date selected by the Company for conversion, which date shall be not less than ten (10) business days or more than sixty (60) business days after the date the Form 8-K is filed with the SEC (the "Conversion Date"). Promptly following the Notice Date, all holders of Series A Convertible Preferred Stock shall surrender to the Corporation or its agent, Certificates representing the shares of Series A Convertible Preferred Stock held by such holder duly endorsed in blank or accompanied by proper instruments of transfer. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series A Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. "Conditions to Conversion at Company's Election" means the following conditions: (i) the last trade price of the Common Stock reported on the OTC Bulletin Board for each of the ten (10) consecutive trading days ending two (2) business days prior to the Notice Date (the "Measurement Period") exceeds 300% of the Conversion Price and (ii) the Common Stock issuable upon conversion of the Series A Preferred Stock has been covered by an effective registration statement during the entire Measurement Period and through the Conversion Date.

(c) In case the Corporation shall at any time after the date hereof issue, grant or sell any Additional Stock (as hereinafter defined) for a consideration, exercise or conversion price per share less than the Conversion Price in effect immediately prior to the issuance or sale of such Additional Stock, or without consideration, then forthwith upon such issuance or sale, the Conversion Price shall (upon such issuance or sale) be reduced to the lowest effective price at which the Additional Stock is issued, granted or sold; provided, however, that in no event shall the Conversion Price be adjusted pursuant to this computation to an amount in excess of the

Conversion Price in effect immediately prior to such computation, except as provided in 6(f) hereof. "Additional Stock" shall mean Common Stock or options, warrants or other rights to acquire or securities convertible into or exchangeable for shares of Common Stock, including shares held in the Corporation's treasury, and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, other than:

(A) Common Stock issued or issuable upon conversion of Series A Convertible Preferred Stock; and

(B) Common Stock issued or issuable upon the conversion or exercise of options, warrants, rights and other securities or debt convertible into or exercisable or exchangeable for Common Stock outstanding on the date hereof or issued on the date hereof.

(C) Common Stock issuable as dividends on the Series A Convertible Preferred Stock;

(D) Common Stock issuable upon the exercise of the Warrants issued in connection with the sale of the Series A Convertible Preferred Stock;

(E) Common Stock or securities convertible into Common Stock issuable upon the conversion or exercise of securities issuable to the managing Placement Agent and other placement agents and sub agents in connection with the sale of the Series A Convertible Preferred Stock; and

(F) Common Stock issuable pursuant to restricted stock and/or stock option plans which have been approved by the Company's directors and shareholders.

(d) For the purpose of any computation to be made in accordance with Section 6(c), the following provisions shall apply:

(i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Corporation for such shares (or, if shares of Common Stock are offered by the Corporation for subscription, the subscription price, or, if such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or

others performing similar services, or any expenses incurred in connection therewith.

(ii) In the case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Corporation) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

(iii) The reclassification of securities of the Corporation other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in Section 6(d)(ii).

(iv) In the case of the issuance of options, rights, or warrants to purchase or subscribe for shares of Common Stock, securities convertible into or exchangeable for shares of Common Stock, or options, rights or warrants to purchase or subscribe for any such convertible or exchangeable securities, the following provisions shall apply:

(A) The effective price for the issuance, grant or sale of any options, rights or warrants shall be deemed to be the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance plus the consideration, if any, received by the Corporation in connection with sale or issuance of such options, rights or warrants; provided, however, that upon the termination of such options, rights or warrants, if any thereof shall not have been exercised, the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares of Common Stock actually issued or issuable upon the exercise of those options, rights or warrants as to which the exercise of rights shall not have expired or terminated unexercised.

(B) The effective price for the issuance, grant or sale of any convertible or exchangeable securities shall be deemed to be the consideration received by the Corporation in connection with the sale of such securities plus the consideration, if any, receivable by the Corporation upon the conversion or exchange thereof; provided, however,

that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the Conversion Price then in effect shall forthwith be readjusted and thereafter be the price which it would have been had such adjustment been made on the basis of the issuance only of shares actually issued or issuable upon the conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

(C) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in Section 6(d)(iv)(A), or in the price per share at which the securities referred to in Section 6(d)(iv)(B) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Corporation shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

(D) Except as otherwise provided in this Section 6(d), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon exercise of options, rights or warrants or upon the actual issuance of such Common Stock upon conversion or exchange of any convertible or exchangeable securities.

(e) In case the Corporation shall pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, and the denominator shall be the sum of the numerator and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this Section 6(e), the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Corporation. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

(f) In the event that the Corporation shall at any time declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or

distribution payable out of current or retained earnings) or otherwise distribute to its holders of Common Stock any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Corporation or by another person or entity, or any other thing of value, the holders of the Series A Convertible Preferred Stock, in addition to the shares of Common Stock or other securities receivable upon the conversion thereof, to receive, upon conversion of the Series A Convertible Preferred Stock, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Corporation shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6(f).

(g) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(h) In case the Corporation shall fail to take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in shares of Common Stock, then such record date shall be deemed to be the date of the issue of the shares of Common Stock deemed to have been issued as a result of the declaration of such dividend or other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(i) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series A Convertible Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of Section 6(j). If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Convertible Preferred Stock on the new basis.

(j) In case of any consolidation or merger of the Corporation with any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange, in each case pursuant to which all of the

outstanding shares of Common Stock are converted into other securities, cash or other property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series A Convertible Preferred Stock then outstanding shall have the right thereafter (in lieu of the right to convert into Common Stock, which right shall cease) to convert such shares of Series A Convertible Preferred Stock into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other property upon completion of such transaction, the Corporation shall provide or cause to be provided each holder of Series A Convertible Preferred Stock the right to elect the securities, cash (other than by the exercise of appraisal rights) or other property into which the Series A Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this Section 6(j) have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

(k) Upon the surrender of certificates representing shares of Series A Convertible Preferred Stock, the person converting shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other property as herein provided.

(l) No fractional shares of Common Stock shall be issued upon conversion of Series A Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of (i) the Fair Market Value and (ii) such fraction of a share.

(m) Whenever the Conversion Rate is adjusted, the Corporation will give notice by mail to the holders of record of Series A Convertible Preferred Stock, which notice shall be made within ten (10) days (two (2) business days in the case of an adjustment under Section 6(c)) after the effective date of such adjustment and shall state the adjustment and the Conversion Rate. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

(n) Whenever the Corporation shall propose to take any of the actions specified in Section 6(e), (f), (g) or (j) which would result in any adjustment in the Conversion

Rate under this Section 6, the Corporation mail at least 10 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action, to the holders of record of the outstanding Series A Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

Section 7. Voting Rights.

(a) Except as set forth in this Section 7 or as otherwise from time to time required by law, the holders of the Series A Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class on all matters submitted to stockholders for a vote and shall have a number of votes determined by multiplying the number of shares of Series A Convertible Preferred Stock held by a fraction, the numerator of which is 1,000 and the denominator of which is the Conversion Price (expressed numerically without reference to currency) then in effect.

(b) The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series A Convertible Preferred Stock, voting separately as a class, will be required for the Corporation to:

(i) amend, alter or repeal the Corporation's Certificate of Incorporation or this Certificate of Designation of Series A Convertible Preferred Stock, if such amendment, alteration or repeal adversely affects the rights, preferences or privileges of the Preferred Stock, including to create, authorize or issue any series or shares of senior stock or parity stock or to increase the amount of authorized capital stock of any such class;

(ii) create, authorize or issue any series or shares of capital stock convertible into Common Stock which is on parity with or senior to the Series A Convertible Preferred Stock in terms of liquidation, dividends or otherwise;

(iii) merge, consolidate or enter into a business combination or similar transaction, other than if (A) the Corporation is the surviving entity and (B) the shareholders of the Corporation prior to such transaction continue to hold a majority of the capital stock of the Corporation following the transaction;

(iv) incur or permit to exist any inventory or equipment indebtedness or liens relating thereto, except that the Corporation shall be permitted to borrow in connection with institutional financing of

inventory and equipment and mortgage financing in connection with acquisitions of real estate;

(v) declare or pay any dividends on, purchase, redeem or retire for value, any capital stock (other than the Series A Convertible Preferred Stock) or make any distribution of assets, capital stock, warrants, rights, options, indebtedness or obligations to the Corporation's stockholders;

(vi) sell, transfer or dispose of a material portion of the Corporation's assets; provided, however, that such a sale, transfer or other disposition will be permitted if (a) it is not of all or substantially all of the Company's assets and (b) is approved by a majority of the independent and disinterested members of the Company's Board of Directors; or

(vii) enter into any transactions, or agreement or amend or modify any existing agreement, with any officers, directors or principal stockholders of the Corporation, or any of their affiliates, which transaction, agreement amendment or modification is not approved by a majority of the independent and disinterested members of the Corporation's Board of Directors.

(c) In any case in which the holders of Series A Convertible Preferred Stock shall be entitled to vote pursuant to this Section 7 or pursuant to Delaware law, each holder of Series A Convertible Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series A Convertible Preferred Stock held.

Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

Section 9. Preemptive Rights. The holders of the Series A Preferred Stock are not entitled to any preemptive rights.

Section 10. Outstanding Shares. All shares of Series A Convertible Preferred Stock shall be deemed outstanding except: (i) from the date of surrender of certificates representing shares of Series A Convertible Preferred Stock for conversion into Common Stock, all shares of Series A Convertible Preferred Stock converted into Common Stock; and (ii) from the date of registration of transfer, all shares of Series A Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.